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                                                                    Exhibit 23.2

                       Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-4 (File No. 333-74329) of our reports relating to the financial statements and financial statement schedules of the following entities which appear in the Registration
Statement:

Financial Statements:

     . Report dated January 29, 1999, except for Note 17 for which the date is March 11, 1999 and Note 18 for which the date is June 3, 1999, for CNL American Properties Fund, Inc. (a Maryland corporation) and its subsidiary

     . Report dated February 1, 1999, except for the Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, for CNL Income Fund, Ltd.

     . Report dated January 13, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, for CNL Income Fund II, Ltd.

     . Report dated January 14, 1999, except for Note 13 for which the date is March 11, 1999 and Note 14 for which the date is June 3, 1999, for CNL Income Fund III, Ltd.

     . Report dated January 18, 1999, except for the second paragraph of Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, for CNL Income Fund IV, Ltd.

     . Report dated January 18, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, for CNL Income Fund V, Ltd.

     . Report dated January 19, 1999, except for Note 12 for which the date is March 11, 1999 and Note 13 for which the date is June 3, 1999, for CNL Income Fund VI, Ltd.

     . Report dated January 25, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund VII, Ltd.

     . Report dated February 4, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund VIII, Ltd.

     . Report dated February 2, 1999, except for Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, for CNL Income Fund IX, Ltd.

     . Report dated January 30, 1999, except for the second paragraph of Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund X, Ltd.
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     .    Report dated February 1, 1999, except for the second paragraph of Note
          11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund XI, Ltd.

     . Report dated January 27, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund XII, Ltd.

     . Report dated February 1, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund XIII, Ltd.

     . Report dated January 22, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund XIV, Ltd.

     . Report dated January 27, 1999, except for the second paragraph of Note 10 for which the date is March 11, 1999 and Note 11 for which the date is June 3, 1999, for CNL Income Fund XV, Ltd.

     . Report dated January 26, 1999, except for Note 11 for which the date is March 11, 1999 and Note 12 for which the date is June 3, 1999, for CNL Income Fund XVI, Ltd.

Financial Statement Schedules:

     . Report dated January 29, 1999 for CNL American Properties Fund, Inc. (a Maryland corporation) and its subsidiary

     .    Report dated February 1, 1999 for CNL Income Fund, Ltd.

     .    Report dated January 13, 1999 for CNL Income Fund II, Ltd.

     .    Report dated January 14, 1999 for CNL Income Fund III, Ltd.

     .    Report dated January 18, 1999 for CNL Income Fund IV, Ltd.

     .    Report dated January 18, 1999 for CNL Income Fund V, Ltd.

     .    Report dated January 19, 1999 for CNL Income Fund VI, Ltd.

     .    Report dated January 25, 1999 for CNL Income Fund VII, Ltd.

     .    Report dated February 4, 1999 for CNL Income Fund VIII, Ltd.

     .    Report dated February 2, 1999 for CNL Income Fund IX, Ltd.

     .    Report dated January 30, 1999 for CNL Income Fund X, Ltd.

     .    Report dated February 1, 1999 for CNL Income Fund XI, Ltd.

     .    Report dated January 27, 1999 for CNL Income Fund XII, Ltd.

     .    Report dated February 1, 1999 for CNL Income Fund XIII, Ltd.

     .    Report dated January 22, 1999 for CNL Income Fund XIV, Ltd.

     .    Report dated January 27, 1999 for CNL Income Fund XV, Ltd.

     .    Report dated January 26, 1999 for CNL Income Fund XII, Ltd.

We also consent to the reference to our Firm under the heading "Experts" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

Orlando, Florida
September 21, 1999